UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2012, Pharmacyclics, Inc. (the “Company”) announced the appointment on August 9, 2012 of Joshua T. Brumm, 34, as its Executive Vice President of Finance. Mr. Brumm will have global responsibility for corporate finance, accounting, investor relations and IT.

From January 2012 until he joined the Company, Mr. Brumm served as Chief Financial Officer of Zeltiq, Inc.  From  July 2011 to January 2012, Mr. Brumm served as Vice President, Corporate Development and Investor Relations at Zeltiq.   From June 2010 to July 2011, Mr. Brumm served as Senior Managing Director, International Sales and Corporate Development at Zeltiq.  From December 2009 to June 2010, Mr. Brumm served as Director of Corporate Development and Strategy at Zeltiq.  From March 2009 to December 2009, Mr. Brumm served as Director of Finance at Proteolix, Inc.  From June 2007 to March 2009, Mr. Brumm held the position of Investment Banking Associate – West Coast Healthcare Team at Citigroup Global Markets, Inc.  In December 2002, Mr. Brumm founded Nu-Ag Distributing, LLC, an agricultural sales and consulting firm, and served as Chief Executive Officer of the firm until its sale in June 2007.   From May 2001 to August 2002, Mr. Brumm held the position of Investment Banking Analyst – West Coast Healthcare Team at Morgan Stanley.  Mr. Brumm holds a B.A. in Business Administration, summa cum laude, from the University of Notre Dame.  Mr. Brumm does not have any family relationship with any director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer.

In connection with his appointment, Mr. Brumm will receive an annual salary of $300,000.  In addition, Mr. Brumm was granted options to purchase 50,000 shares of common stock at an exercise price of $57.16, with vesting in 25% tranches on each of April 11, 2013, April 11, 2014, April 11, 2015 and April 11, 2016, subject to the satisfaction of certain performance criteria in each vesting period as determined and approved by the Compensation Committee of the Company’s Board of Directors.

The foregoing description is qualified by reference to the Company’s press release dated August 14, 2012, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 14, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

August 14, 2012

PHARMACYCLICS, INC.

By:	/s/ Rainer M. Erdtmann
	Name:	Rainer M. Erdtmann
	Title:	Vice President, Finance & Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 14, 2012.